                        GABELLI GLOBAL SERIES FUNDS, INC.
                              One Corporate Center
                           Rye, New York 10580 - 1434
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND


                              THIRD QUARTER REPORT

                               SEPTEMBER 30, 1996

TO OUR SHAREHOLDERS:

      European equities markets, among overseas markets, performed best during the quarter, helped by declining interest rates. Emerging markets, with some exceptions, fared poorly. In the United States, robust second quarter GDP growth of 4.8%, higher energy and agricultural commodities prices, plus strong employment numbers rekindled inflationary fears, sparking a 7% correction of the U.S. market in July. In September, more encouraging economic data, most notably modest increases in the Producer and Consumer Price Indices, eased inflationary concerns. Fueled by strong cash flow into equity mutual funds, the DJIA and S&P 500 moved back into record territory.

      Despite the performance of the broad markets, the global telecommunications industry established a disconnection from the averages. In the third quarter, the Salomon Brothers Telecommunications Index declined 1.9%. The U.S. telecommunications sector led the decline with a 9% drop. Only the European and Latin American components of the index appreciated. The Gabelli Global Telecommunications Fund declined 3.5% in the quarter. The performance of the U.S. telecommunications industry negatively impacted the performance of the Fund, which has almost half its assets in the United States. The Fund's 19% allocation to the stronger European telecommunications sector helped offset this decline.

INVESTMENT PERFORMANCE (a)


                                                    Quarter
                              ---------------------------------------------------
                                1st            2nd            3rd            4th              Year
                                ---            ---            ---            ---              ----
1996:   Net Asset Value       $11.72         $12.16         $11.73             --                --
        Total Return ..          5.4%           3.8%          (3.5)%           --                --
                              ------         ------         ------         ------            ------
1995:   Net Asset Value       $ 9.77         $10.29         $11.12         $11.12            $11.12
        Total Return ..          0.4%           5.3%           8.1%           1.6%             16.2%
                              ------         ------         ------         ------            ------
1994:   Net Asset Value       $ 9.68         $ 9.62         $10.38         $ 9.73            $ 9.73
        Total Return ..         (5.1)%         (0.6)%          7.9%          (5.3)%            (3.7)%
                              ------         ------         ------         ------            ------
1993:   Net Asset Value           --             --             --         $10.20            $10.20
        Total Return ..           --             --             --            3.0%(b)           3.0%(b)
                              ------         ------         ------         ------            ------





                 Average Annual Return - September 30, 1996 (a)
                 ----------------------------------------------
   1 Year .......................................................       7.2%

   Life of Fund(b) ..............................................       6.9%


                                Dividend History
                                ----------------
Payment (ex) Date                      Rate Per Share       Reinvestment Price
-----------------                      --------------       ------------------
December 29, 1995                          $0.182              $11.12
December 30, 1994                          $0.095              $ 9.73
December 31, 1993                          $0.102              $10.20


(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. (b) From commencement of operations on November 1, 1993.

      During the nine months ended September 30, 1996, the Fund's total return was 5.5%. This compares to returns of 13.5% and 11.6% over the same period for the Standard & Poor's 500 Index (S&P 500) and the Lipper Global Fund Index, respectively. The S&P 500 is an unmanaged indicator of stock market performance and the Lipper Global Fund Index covers 176 global open-end mutual funds which may invest in a diversified group of industry sectors. For the 12 months ended September 30, 1996, the Fund posted a total return of 7.2% compared to returns of 20.3% and 13.0% for the S&P 500 and Lipper Global Fund Index, respectively.

      Since its inception on November 3, 1993 through September 30, 1996, the Fund achieved a 21.6% total return, which equates to an average annual return of 6.9%. As of September 30, 1996, the Fund's total net assets were $114.7 million.

OUR APPROACH

      Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value (PMV) and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. Our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and, certainly not least, good management with a track record of growing value for their shareholders.

COMMENTARY

      While the long-term dynamics of the industry remain strong, there are several open questions. In the United States, who will be the winners and losers of telecommunications deregulation? Will rules implemented by the FCC and overseen by antitrust agencies and the Judicial System favor or disfavor new entrants at the expense of the established service provider? What will a new administration mean for the telecommunications regulation rewrite? Similar questions are being asked overseas as well.

      Whatever the answers to these questions are, there are attractive opportunities in the industry. Sweeping deregulation is being implemented in the U.S., European telecommunications market liberalization is slated for 1998, new high growth markets will emerge, emerging nations will invest heavily in building modern systems, and global distribution-enhancing deals will continue to occur. Strategic combinations will increasingly benefit value investors in the year ahead.

REGULATORY LIMBO

      In prior quarters, we stated that the U.S. Telecommunications Act of 1996 dissolves "artificial" barriers between the local telephone, long distance and cable TV industries, and unlocks new opportunities for growth. We maintain this view, but point out that the implementation process will not necessarily be straightforward and smooth. In the third quarter we saw the first example. In August 1996 the FCC released the Interconnection Order. It was designed to set rules on how new rivals could hook up to local phone company networks under the Telecommunications Act of 1996. These immediately came under considerable opposition. In October, the U.S. Court of Appeals for the Eighth circuit in Kansas City, MO suspended key provisions, including contract and pricing rules that would have forced local phone companies to extend discounts and other advantages to rivals entering their local phone markets. A hearing is expected in January of 1997. Despite the challenges, the trend towards deregulation continues and should translate to stock multiple expansion and price appreciation in the telecommunications industry as many of the details are worked through.

COMPETITION: REAL OR PERCEIVED?

      New sub-segments are being created in the wireless and cable TV industries. The government auction of Personal Communications Services licenses will create at least four new wireless service providers in each market. New technologies, such as digitized wireless cable and direct broadcast satellite, are providing new methods of distributing high quality video services. Although competition is intensifying in these sectors, we are seeing opportunities where we believe investors have overreacted and created irresistible bargains.

      The domestic wireless industry is expected to increase its subscriber base to approximately 100 million by the year 2003. The international opportunity is even larger. Despite increasing competition, wireless remains an attractive growth business. In the wireless sector, we favor service providers such as Telephone and Data Systems -- a company that serves rural areas where competition should evolve slower than in urban centers. We are also attracted to companies like Telecom Italia Mobile SpA, and AirTouch Communications, which have franchises in international markets with much higher growth rates than the U.S.

      Also, we are not yet ready to proclaim the death of the cable TV sector. Cable TV, with approximately 63 million subscribers, is in an enviable position to act as a gatekeeper to the home. Only the local telephone company has more universal coverage. With digitalization, cable companies will increase their portfolio of services available to consumers and will offer quality similar to Direct Broadcast Satellite. We admit that competition will increase, and we agree that DBS offers an attractive high quality product which is becoming increasingly affordable. Nevertheless, the valuation being given to cable TV companies by the market implies that their competitors have already won the war. We believe that this assumption is premature.

      We remain bullish on the wireless and cable TV sectors and are taking advantage of prevailing pessimism to invest in the sector at increasingly attractive valuations.

GLOBAL MEGADEALS ARE ACCELERATING

      Under the new global paradigm "the customer is king", service providers are learning that they must be attentive to customer needs or face losing them. Customers want service providers that offer a full array of high quality and user-friendly global services. In order to meet these requirements and to improve their competitive position, global telecommunications carriers are pushing global liberalization to the limit.

      Domestic and cross-border mergers, acquisitions and alliances are accelerating. In the second quarter, four RBOCs, in two separate transactions, announced their intentions to merge. In the third quarter, WorldCom, the fourth largest U.S. long distance carrier, announced its intentions to acquire MFS Communications, the largest Competitive Local Exchange Carrier. Subsequent to the third quarter, BCE Inc. of Canada, Cable & Wireless of the UK, NYNEX Corporation, and Le Groupe Videotron of Canada announced their intentions to reorganize their investments in the UK into a new company, Cable and Wireless Communications, which would provide a full array of local, long distance and video services in the United Kingdom.

      Looking forward, we ask ourselves: Who are the hunters? Who are the hunted? We believe global giants AT&T, British Telecom, Deutche Telekom, France Telecom, and GTE are potential hunters. As for the hunted, we remain attracted to telecommunications carriers we categorize as global asset plays. These include Telefonica De Espana, with its blue chip portfolio of controlling interest in Latin American telecommunications companies; Cable and Wireless plc, with its diversified global portfolio; and BCE, with a portfolio of telephone companies in Europe, Latin America, and the United States. The upsurge in deals and alliances increases the likelihood of value-surfacing transactions.

THE PORTFOLIO

GLOBAL ALLOCATION

      The chart at the right represents the Fund's holdings by geographic region as of September 30, 1996. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.


                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/96
                     ---------------------------------------


     UNITED STATES                                                48.8%
     EUROPE                                                       19.1%
     ASIA/PACIFIC RIM                                             10.9%
     LATIN AMERICA                                                 8.3%
     CANADA                                                        8.0%
     OTHER                                                         4.9%



LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AirTouch Communications Corp. (ATI - $27.625 - NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the world-wide expansion of wireless communications. There are currently 80 million cellular customers world-wide, with half of those in the U.S. Annual growth is 40% to 50%. To consolidate its cellular position in the U.S., AirTouch has completed the purchase of the 60% of Cellular Communications Inc. it didn't own for a total of $1.65 billion.

BCE Inc. (BCE - $42.75 - NYSE) is the holding company for Bell Canada and has controlling interests in Northern Telecom Limited (NT - $57.75 - NYSE) and
BCE Mobile Communications, Inc. (BCX - $32.67 - TSE). There are excellent values in BCE. For example, "behind" each share of BCE, there is 0.4 share of NT. This NT interest, marked to market, is worth about $25 per BCE share. The company is a possible split-up candidate. In the interim, The Canadian Radio and Television Commission is providing a more attractive framework for BCE to become more competitive.

Cable & Wireless, PLC (CWP - $20.875 - NYSE) is a United Kingdom-based company comprised of broad global telecommunications interests. These include 80% of Mercury Communications, the second largest provider of telecom services in Britain (after British Telecommunications), 58% of Hong Kong Telecommunications, the dominant telecom service provider in Hong Kong, Cable & Wireless USA, a U.S.-based long distance company and numerous other global wired and wireless investments. Deducting CWP's interest in Hong Kong Tel at its public market value, we are paying about three times the EBDIT of CWP's other assets. CWP is attractive based on its high rate of growth and reasonable stock market valuation.

NYNEX Corporation (NYN - $43.50 - NYSE), the holding company for New York Telephone Company and New England Telephone Company, has agreed to be acquired by Bell Atlantic to form a larger service "foot print" which will create economies of scale. About one-third of all long-distance calls originate and/or terminate in the combined companies' service region. Moreover, Bell Atlantic has the best customer service record in the nation. The combined companies should be able to generate accelerated growth. Internationally, NYNEX is the second largest player in the U.K. cable market. It has also established a significant presence in Asia, including Thailand and China.

Telecom Italia (TELI.MA - $2.22 - Milan), formerly SIP (Societa Italiana per L' Esercizio delle Telecomunicazioni p.a.), completed the first phase of the restructuring process in the Italian telecommunications sector. The company now provides basic local telephone service to 25 million access lines, domestic and international long distance service. Its cellular service to more than four million subscribers was spun off to shareholders a year ago. Telecom Italia is currently undervalued, selling at less than three times EBITDA.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $78.50 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving 13.9 million telephone lines and 2.1 million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively valued at less than four times our estimate of 1996 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. The company is benefiting from an improved rate structure which allows it to recoup inflation-related cost increases on a more consistent basis.

Tele-Communications, Inc. (TCOMA - $14.9375 - NASDAQ), the largest cable TV operator in the U.S., serving about 14 million subscribers, is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Given that regulation has historically played a major role in the valuation of cable properties, we believe that the passage of The Telecommunications Act of 1996, combined with the current deregulatory climate in Congress, could prove to be a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox, to its innovative Internet access business, dubbed "@ Home", to its 80% ownership of Tele-Communications International, Inc.

Telefonica de Espana (TEF - $55.625 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds 2.0 million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunications operators in the region. Its portfolio of publicly traded Latin American companies includes: Compania de Telefonos de Chile, Telefonica de Argentina S.A. and Compania Peruana de Telefonos. TEF also holds interests in non-public Latin

American telecom operators in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world.

Telekom Malaysia Berhad (MYTEF - $8.815 - Kuala Lumpur), the second largest company on the Kuala Lumpur Stock Exchange, is the only provider of domestic and international fixed wire telecommunication services in Malaysia. The company's subsidiary, Usha Martin Industries has received licensing from Calcutta, India, to begin offering its digital-based mobile cellular services. The company has subsidiaries involved in value-added networks and multimedia communications. We expect Telekom Malaysia's growth to continue as demand for telecom services in the ASEAN continues to grow.

Telephone and Data Systems, Inc (TDS - $40.25 - ASE) TDS's management is oriented to create substantial shareholder value (as compared to focusing on near-term earnings per share). TDS is a domestic provider of local telephone service to about 475,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging company. Consolidated operating cash flow rose 25% in 1995, driven mainly by internal growth in cellular telephone. Cellular telephone subscribers grew by almost 70% to 710,000 at year-end 1995. We expect strong growth at TDS to result in a private market value of $160 per share by 2000 with earnings of $4.30 per share. TDS has been active in the PCS auctions and was the high bidder in eight markets with a combined population of 28 million people. TDS's investments in U.S. Cellular, American Portable Telecom Inc. and American Paging, at their current market prices, are worth $45 per TDS share.

MINIMUM INITIAL INVESTMENT - $1,000

      Effective August 12, 1996 The Gabelli Global Telecommunications Fund's minimum initial investment is $1,000 for all accounts. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. The Gabelli Global Telecommunications Fund and many of our other Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

      We are not market momentum investors. Our decisions are a function of the availability of stocks representing good fundamental value. Our low level of cash reserves reflects our belief that there are numerous values in the market place of which we can take advantage.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                   Sincerely,



    /s/ Mario J.Gabelli                        /s/ Marc J. Gabelli
        ----------------------------               ----------------------------
        MARIO J. GABELLI, CFA                      MARC J.  GABELLI
        President and Portfolio Manager            Associate Portfolio Manager



                                               /s/ Ivan Arteaga
                                                   --------------------------
                                                   IVAN ARTEAGA, CPA
                                                   Associate Portfolio Manager

November 1, 1996


                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1996
                               ------------------


     Telecom Italia Mobile SpA                 AirTouch Communications Inc.
     Telefonica de Espana                      Tele-Communications, Inc.
     Telephone & Data Systems, Inc.            Telekom Malaysia Berhad
     Cable & Wireless plc                      NYNEX Corporation
     Telecomunicacoes Brasileiras S.A          BCE, Inc.


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                               VALUE
----------                                         -------------
             COMMON STOCKS -- 95.74%
             ALTERNATIVE TELECOMMUNICATION SERVICE
               PROVIDERS -- 3.01%
       500   Bouygues Group.....................   $      44,507
    20,000   GST Telecommunications, Inc.+ .....         227,500
    15,000   ICG Communications Inc. ...........         315,000
     1,000   Intermedia Communications of
               Florida, Inc.+...................          29,250
     2,500   Mannesmann AG......................         937,377
    40,000   MFS Communications Company,
               Inc.+............................       1,745,000
     3,000   Veba AG............................         157,220
                                                   -------------
                                                       3,455,854
                                                   -------------
             AVIATION: PARTS AND ACCESSORIES -- 1.51%
    30,000   General Motors Corporation Cl. H...       1,732,500
                                                   -------------
             BROADCASTING -- 0.11%
     1,000   British Sky Broadcasting Group
               ADR..............................          55,000
     3,000   U.S. Satellite Broadcasting Co. ...          69,750
                                                   -------------
                                                         124,750
                                                   -------------
             CABLE -- 10.61%
    54,000   Adelphia Communications Corporation
               Cl. A+...........................         546,750
    34,000   Bell Cablemedia plc ADR+...........         569,500
    25,000   Cablevision Systems Corporation Cl.
               A+...............................       1,087,500
    65,000   Century Communications Corporation
               Cl. A+...........................         487,500
   135,000   Comcast Corporation Cl. A..........       2,075,625
    42,000   Comcast U.K. Cable Partners
               Limited+.........................         425,250
    10,000   General Cable Corporation plc
               ADR+.............................         138,750
    50,000   International CableTel
               Incorporated+....................       1,281,250
    20,000   NYNEX CableComms Group plc ADR+....         305,000
    95,000   Tele-Communications, Inc. Cl. A+...       1,419,063
    39,250   Tele-Communications, Inc./Liberty
               Media Group Cl. A+...............       1,123,531
     6,000   Telewest Communications plc ADR+...         111,750
    95,000   United International Holdings Inc.
               Cl. A+...........................       1,294,375
    70,000   US WEST Media Group+...............       1,181,250
     7,500   Videotron Holdings plc ADR+........         127,500
                                                   -------------
                                                      12,174,594
                                                   -------------
             ELECTRICAL EQUIPMENT -- 0.19%
     5,000   General Instrument Corporation.....         123,750
       400   Omnipoint Corporation..............          11,650
     5,000   Scientific-Atlanta, Inc. ..........          79,375
                                                   -------------
                                                         214,775
                                                   -------------
             ENTERTAINMENT -- 1.36%
    12,000   Lodgenet Entertainment
               Corporation+.....................         147,000
     4,000   Metromedia International Group
               Inc..............................          42,500

  SHARES                                               VALUE
----------                                         -------------
    10,000   News Corporation Limited ADR.......   $     208,750
    30,000   Time Warner Inc. ..................       1,158,750
                                                   -------------
                                                       1,557,000
                                                   -------------
             LONG DISTANCE TELEPHONE COMPANIES -- 8.01%
    25,000   AT&T Corp. ........................       1,306,250
    25,000   Call-Net Enterprises Inc.+.........         275,330
    25,000   Cam-Net Communications Network
               Inc.+............................          50,000
       165   DDI Corporation....................       1,334,014
     5,000   Fonorola Inc.+.....................          55,066
   148,000   General Communication Inc. Cl.
               A+...............................         851,000
     6,000   Kokusai Denshin....................         571,018
    40,000   LCI International Inc.+............       1,260,000
    27,000   MCI Communications Corporation.....         691,875
    61,000   P.D.L. Holdings Limited............         442,250
     2,000   Petersburg Long Distance Inc.+.....          14,500
    12,000   Portugal Telecom S.A. ADR+.........         309,000
    40,000   Sprint Corporation.................       1,555,000
    22,000   WorldCom Inc.+.....................         470,250
                                                   -------------
                                                       9,185,553
                                                   -------------
             PUBLISHING -- 0.47%
    17,000   Media General, Inc. Cl. A..........         535,500
                                                   -------------
             REGIONAL/LOCAL TELEPHONE SERVICES -- 15.79%
    44,000   Aliant Communications Inc. ........         693,000
    34,000   ALLTEL Corporation.................         947,750
    24,000   Ameritech Corporation..............       1,263,000
    38,000   Atlantic Tele-Network Inc.+........         769,500
    15,000   Bell Atlantic Corporation..........         898,125
    40,000   BellSouth Corporation..............       1,480,000
     9,000   Bruncor, Inc. .....................         180,066
    25,000   Cincinnati Bell Inc. ..............       1,325,000
    62,000   C-TEC Corporation Cl. B............       1,581,000
     1,000   First Pacific Company Ltd. Spons.
               ADR..............................          75,650
     8,000   Frontier Corporation...............         213,000
    50,000   GTE Corporation....................       1,925,000
    15,000   Island Telephone Company Limited...         265,969
    19,000   Maritime Telegraph and Telephone
               Company Limited..................         310,389
    12,000   NewTel Enterprises Limited.........         201,322
    55,000   NYNEX Corporation..................       2,392,500
    12,000   Pacific Telecom, Inc. .............         360,000
     8,000   Pacific Telesis Group Inc. ........         269,000
     3,000   Peoples Telephone Company Inc.+....          11,625
    10,000   Quebec-Telephone...................         162,261
    25,000   SBC Communications, Inc. ..........       1,203,125
    23,000   Southern New England
               Telecommunications Corporation...         848,125
       400   Teleport Communications Group Inc.
               Cl. A............................           9,450
    10,000   Telus Corporation..................         136,931
    20,000   US WEST Communications Group.......         595,000
                                                   -------------
                                                      18,116,788
                                                   -------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                               VALUE
----------                                         -------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE -- 0.01%
     1,600   NetCom ASA.........................   $      15,759
                                                   -------------
             TELECOMMUNICATIONS (OTHER) -- 0.23%
     2,500   Great Nordic Stores................         239,234
     2,000   United Communication Industry......          20,771
                                                   -------------
                                                         260,005
                                                   -------------
             TELEPHONE EQUIPMENT -- 2.03%
    80,000   Champion Technology Holdings ADR...          50,688
     4,400   Ericsson (L.M.) Telephone Company
               ADR..............................         111,650
     2,500   Motorola, Inc. ....................         129,063
    25,000   Northern Telecom Limited...........       1,443,750
     2,000   Thyssen AG+........................         369,180
   115,500   Time Engineering Berhad............         229,434
                                                   -------------
                                                       2,333,765
                                                   -------------
             TELEPHONE NETWORKS -- 32.40%
   110,000   BC TELECOM Inc. ...................       2,200,808
    50,000   BCE Inc. ..........................       2,137,500
     3,000   BHI Corporation....................          56,250
    18,000   British Telecommunications plc
               ADR..............................       1,005,750
   160,000   Cable & Wireless plc ADR...........       3,340,000
    20,000   Compania Telefonos Chile S.A.
               ADR..............................       1,932,500
    30,000   CP Pokphand Spons. ADR.............         237,363
   525,100   CPT Telefonica del Peru Cl. B......       1,181,527
     1,000   CPT Telefonica del Peru Cl. B
               ADR..............................          22,875
     3,430   Hellenic Telecommunications
               Organization S.A. (OTE)..........          57,915
    15,000   Hong Kong Telecommunications Ltd.
               ADR..............................         270,000
     1,000   Hungarian Telephone & Cable
               Corporation+.....................          12,125
        40   Japan Telecom Co. Ltd. ............         987,610
       167   Nippon Telegraph & Telephone
               Corporation......................       1,229,485
     5,000   Nippon Telegraph & Telephone
               Corporation ADR..................         191,250
    50,000   Nordictel Holdings AB..............         810,220
   150,000   Orient Telecom & Technology
               Holdings Limited+................          35,109
       800   Pakistan Telecommunications GDR+...          70,000
    27,500   Philippine Long Distance Telephone
               Company..........................       1,718,750
     2,000   PT Indonesia Satellite ADR.........          66,000
     8,000   PT Telekomunikasi Indonesia........         249,000
    33,000   Royal PTT Nederland NV ADR(a)......       1,138,750
    20,000   Singapore Telecommunications
               Limited..........................          46,023
    30,000   STET SpA -- Societa Financiaria
               Telfonica SpA ADR................       1,038,750
     8,000   Tele Danmark A/S...................         181,818
     8,000   Tele Danmark A/S ADR...............         189,000
    18,000   Telecom Argentina Stet -- France
               Telecom S.A. ADR.................         726,750

  SHARES                                               VALUE
----------                                         -------------
   325,800   Telecom Asia.......................   $     660,059
     2,000   Telecom Asia ADR+..................          38,200
    31,000   Telecom Corporation of New Zealand
               Ltd. ADR.........................       2,348,250
   350,000   Telecom Italia SpA+................         778,672
    42,000   Telecomunicacoes Brasileiras
               (Telebras) S.A. Spons. ADR.......       3,297,000
 3,000,000   Telecomunicacoes de Rio de
               Janeiro+.........................         325,269
   938,570   Telecomunicacoes de Sao Paulo SA
               (Telesp).........................         158,573
 4,000,000   Telecommunications of Jamaica......         376,000
    45,000   Telefonica de Argentina S.A. ADR...       1,119,375
    65,000   Telefonica de Espana ADR...........       3,615,625
    50,000   Telefonos De Mexico S.A. Cl. L
               ADR..............................       1,606,250
   190,000   Telekom Malaysia Berhad............       1,674,910
     8,075   Thai Telephone & Telecom GDR+......          41,425
                                                   -------------
                                                      37,172,736
                                                   -------------
             WIRELESS COMMUNICATIONS -- 20.01%
    10,000   360 Communications Company.........         235,015
    40,000   ABC Communications Holdings
               Ltd. ............................          12,285
   100,000   AirTouch Communications Inc.+......       2,762,500
     1,000   American Mobile Satellite
               Corporation+.....................          14,500
    72,000   American Paging, Incorporated+.....         414,000
    20,000   American Portable Telephone
               Inc. ............................         202,500
       100   Asia Satellite Telcommunications
               Holdings Ltd. ...................           2,688
    14,200   Associated Group, Inc. Cl. A+......         450,850
    16,000   Associated Group, Inc. Cl. B+......         502,000
    14,000   BCE Mobile Communications Inc.+....         457,416
    20,000   Cellular Communications
               International Inc.+..............         670,000
     2,000   Cellular Communications of Puerto
               Rico, Inc.+......................          51,000
   110,000   Centennial Cellular Corp. Cl. A+...       1,498,750
    20,000   Century Telephone Enterprises,
               Inc. ............................         687,500
     2,000   Commnet Cellular Inc.+.............          57,750
    50,000   COMSAT Corporation.................       1,131,250
    10,000   Echostar Communications Corporation
               Cl. A............................         272,500
     5,000   Globalstar Telecommunications
               Limited+.........................         257,500
    55,000   Grupo Iusacell S.A. ADR Ser. D+....         371,250
    26,000   Himachal+..........................          29,250
    24,000   Jasmine International(a)...........          76,947
    20,000   Loral Space & Communications
               Ltd. ............................         315,000
     5,300   Matrix Telecommunications Ltd.+....           9,391
     2,500   Metrocall, Inc.+...................          15,938
    15,000   Mobile Telecommunication
               Technologies Corp.+..............         236,250
    12,154   NEXTEL Communications, Inc. Cl.
               A+...............................         224,849
     8,500   PanAmSat Corporation+..............         236,406
     8,000   Pittencrieff Communications,
               Inc.+............................          43,000
    37,500   PriCellular Corporation+...........         539,063

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                               VALUE
----------                                         -------------
             COMMON STOCKS (CONTINUED)
             WIRELESS COMMUNICATIONS (CONTINUED)
    45,000   Rogers Cantel Mobile Communications
               Cl. B............................   $     888,750
    20,000   Rogers Communications, Inc. Cl.
               B................................         120,000
     4,000   Rural Cellular Corp. Cl. A.........          42,000
    73,821   Securicor Group plc................         313,286
   224,000   Technology Resources Industries+...         589,708
 1,300,000   Telecom Italia Mobile SpA+.........       2,887,940
    25,000   Tele-Communications International,
               Inc.+............................         378,125
     4,000   Teleglobe Inc. ....................          70,778
    85,000   Telephone and Data Systems,
               Inc. ............................       3,421,250
    22,000   Total Access Communications plc+...         163,350
     3,000   United States Cellular
               Corporation+.....................          90,750
     1,500   Vanguard Cellular Systems, Inc. Cl.
               A+...............................          29,063
    64,000   Vodafone Group plc ADR.............       2,184,000
                                                   -------------
                                                      22,956,348
                                                   -------------
             TOTAL COMMON STOCKS................     109,835,927
                                                   -------------
             CONVERTIBLE PREFERRED STOCKS -- 2.08%
             CABLE -- 1.03%
    19,500   Tele-Communications, Inc. Cv. Pfd.
               Ser. E...........................       1,182,188
                                                   -------------
             LONG DISTANCE TELEPHONE COMPANIES -- 0.63%
    10,000   Philippine Long Distance Telephone
               Company 7.00% Cv. Pfd. Ser.
               III..............................         581,250
     4,000   Sprint Corporation 8.25% Cv.
               Pfd. ............................         140,000
                                                   -------------
                                                         721,250
                                                   -------------
             WIRELESS COMMUNICATIONS -- 0.42%
     6,222   AirTouch Communications Inc. 6.00%
               Cv. Pfd. Cl. B...................         177,327
     3,996   AirTouch Communications Inc. 4.25%
               Cv. Pfd. Cl. C...................         189,810
     5,000   Mobile Telecommunication
               Technologies Corp. $2.25 Cv.
               Pfd.(a) .........................         121,250
                                                   -------------
                                                         488,387
                                                   -------------
             TOTAL CONVERTIBLE PREFERRED
               STOCKS...........................       2,391,825
                                                   -------------

 PRINCIPAL
   AMOUNT
 OR SHARES                                           VALUE
------------                                      ------------
                CONVERTIBLE CORPORATE BONDS -- 1.85%
                TELEPHONE NETWORKS -- 0.90%
  $1,000,000    Telekom Malaysia Berhad Sub.
                  Deb. Cv. 4.00%, 10/03/04(a)...  $  1,036,000
                                                  ------------
                WIRELESS COMMUNICATIONS -- 0.95%
300,000,000(b)  Softe SA Unsub. Deb. Cv. 4.25%,
                  07/30/98......................       297,240
     250,000    Technology Resources Industries
                  Sub. Deb. Cv. 2.75%,
                  11/28/04(a)...................       282,500
     500,000    Tele 2000 Sub. Deb. Cv. 9.75%,
                  04/14/97(a)...................       502,500
                                                  ------------
                                                     1,082,240
                                                  ------------
                TOTAL CONVERTIBLE CORPORATE
                  BONDS.........................     2,118,240
                                                  ------------
                PREFERRED STOCKS -- 0.08%
                TELEPHONE EQUIPMENT -- 0.08%
       2,000    Nokia Group AB Preference.......        88,500
                                                  ------------
                TOTAL PREFERRED STOCKS..........        88,500
                                                  ------------
                TOTAL INVESTMENTS -- 99.75%
                  (Cost: $99,284,863)...........   114,434,492
                CASH AND OTHER ASSETS,
                  IN EXCESS OF
                  LIABILITIES -- 0.25%..........       281,677
                                                  ------------
                NET ASSETS -- 100.00%
                  (9,780,103 shares
                  outstanding)..................  $114,716,169
                                                   ===========
                NET ASSET VALUE AND REDEMPTION
                  PRICE PER SHARE...............        $11.73
                                                         -----
                                                         -----

---------------

   +   -- Non-income producing security
 ADR   -- American Depositary Receipt
 GDR   -- Global Depositary Receipt
 (a)   -- Security exempt from registration under Rule 144A of
          the Securities Act of 1933. These securities may be
          resold in transactions exempt from registration,
          normally to qualified institutional buyers. At
          September 30, 1996, Rule 144A securities amounted to
          $3,187,197 or 2.8% of net assets.
 (b)   -- Principal amount denoted in Italian Lira.

                            GABELLI'S FAMILY OF FUNDS


GABELLI ASSET FUND

Invests in a diversified portfolio of companies selling below their private market value. The Fund's primary objective is to seek growth of capital. (No-load)
                                   Portfolio Manager: Mario J. Gabelli, CFA

GABELLI GROWTH FUND

Invests in a diversified portfolio of common stocks that have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is to seek capital appreciation by employing an earnings-driven investment approach. (No-load)
                                   Portfolio Manager:  Howard F. Ward, CFA

GABELLI/WESTWOOD FUNDS

Three investment portfolios designed to pursue a variety of investment objectives. Equity Fund seeks growth, Balanced Fund seeks income and growth, Intermediate Bond Fund seeks current income. (No-load)
                                   Portfolio Manager:  Susan Byrne

GABELLI SMALL CAP GROWTH FUND

Invests primarily in equity securities of smaller companies (total market capitalization of less than $500 million) which are believed likely to have rapid growth in revenues and earnings. The Fund's primary objective is to seek capital appreciation. (No-load)
                                   Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI EQUITY INCOME FUND

Invests primarily in a portfolio of income producing equity securities. Pays quarterly dividends. The Fund's primary objective is to seek a high level of total return. (No-load)
                                   Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI VALUE FUND

Invests in a concentrated portfolio of securities of companies which are selling below their private market value. The Fund's primary objective is long-term capital appreciation. Max. Sales charge: 5 1/2%
                                    Portfolio Manager: Mario J. Gabelli, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND

Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                    Portfolio Manager: Ronald Eaker

--------------------------------------------------------------------------------
GABELLI FUNDS
Searching for Opportunities                  [LOGO]
WORLDWIDE
--------------------------------------------------------------------------------

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND

Invests in telecommunications companies throughout the world. Targets undervalued companies with strong earnings per share and cash flow dynamics. The Fund's primary objective is to seek capital appreciation. (No-load)
                                    Team Manager: Mario J. Gabelli

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is to seek a high level of total return through a combination of current income and capital appreciation. (No-load)
                                    Portfolio Manager: Hart Woodson

  GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND

Invests in companies involved in communications, creativity and copyright throughout the world. The Fund will also invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is to seek capital appreciation. (No-load)
                                    Portfolio Manager: Marc J. Gabelli

GABELLI GOLD FUND

Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's primary objective is to seek capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial and political factors. (No-load)
                                    Portfolio Manager: Caesar Bryan

GABELLI INTERNATIONAL GROWTH FUND

Invests in a diversified portfolio of equity securities of companies outside of the U.S. Seeks to achieve international diversification and capital appreciation. (No-load)
                                    Portfolio Manager: Caesar Bryan


The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
                                    Distributed by Gabelli & Company, Inc.

                       Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA            Karl Otto Pohl
Chairman and Chief               Former President
Investment Officer               Deutsche Bundesbank
Gabelli Funds, Inc.
Felix J. Christiana              Werner J. Roeder, MD
Former Senior Vice President     Director of Surgery
Dollar Dry Dock Savings Bank     Lawrence Hospital
Anthony J. Colavita              Anthonie C. van Ekris
Attorney-at-Law                  Managing Director
Anthony J. Colavita, P.C.        BALMAC International, Inc.
John D. Gabelli
Vice President
Gabelli & Company, Inc.
                          OFFICERS
Mario J. Gabelli, CFA            Marc J. Gabelli
President                        Associate Portfolio Manager
Bruce N. Alpert                  Ivan Arteaga, CPA
Vice President and Treasurer     Associate Portfolio Manager
James E. McKee
Secretary
                         DISTRIBUTOR
                   Gabelli & Company, Inc.
        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company
                        LEGAL COUNSEL
            Skadden, Arps, Slate, Meagher & Flom

----------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
----------------------------------------------------------

                                                                            LOGO

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND
                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1996